[LOGO]

   ADVANTUS
FAMILY OF FUNDS

ANNUAL REPORT TO SHAREHOLDERS
ADVANTUS MONEY MARKET FUND

SEPTEMBER 30, 1998

ADVANTUS MONEY MARKET FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                              2

INVESTMENTS IN SECURITIES                       4

STATEMENT OF ASSETS AND LIABILITIES             7

STATEMENT OF OPERATIONS                         8

STATEMENTS OF CHANGES IN NET ASSETS             9

NOTES TO FINANCIAL STATEMENTS                  10

INDEPENDENT AUDITORS' REPORT                   13

FEDERAL INCOME TAX INFORMATION                 14

SHAREHOLDER SERVICES                           15

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

Economic prosperity and record-setting U.S. markets over the last few years have lulled many Americans into dreaming of perpetual gain. In this year, the effects of global economic turmoil and market volatility have awakened us.

The global economy has been exposed to the negative effects of Asia's economic debacle for over a year, and this negative growth is highly contagious. About 40 percent of the world's economies are in recession. Japan continues to seek the financial stimulus necessary to recover. In Russia, a backlash against capitalism continues to unfold. Also, Latin America, Brazil in particular, has seen its competitive position deteriorate sharply. We anticipate that world growth will slow to an annual rate of 1 percent by the end of 1998. This is a dramatic change from one year ago (down 3 percent).

As expected, the U.S. economy is slowing. The growth forecast for our country at the end of this reporting period (September 30, 1998) was 1.5 to 2 percent, a drop from the 3 percent experienced a year ago. Current economic conditions favor bonds, as yields will likely decline in light of slowing economic conditions. Deflation fears have sustained a global "flight to quality" as investors dumped the riskier assets of developing countries and sought the relative safety of high quality bonds in the major countries.

We anticipate that there will be a continuation of tight fiscal policy. However, monetary policy will change. We expect interest rates to move lower in the upcoming quarters, as we believe it is likely that the Federal Reserve Board will aggressively lower the Fed Funds rate to inject liquidity into a globally stressed financial system.

The yield curve should steepen, with short-term interest rates declining further than long-term interest rates. We expect the corporate bond sector will stabilize and spreads will recover as the Fed acts to provide liquidity.

Many stocks have declined significantly in response to reduced earnings expectations, and many stocks are now attractively valued. Interest rates have declined, which improves the relative value of stocks. However, we expect that stocks may remain volatile for the near term.

We have witnessed a significantly higher level of volatility in the U.S. stock markets as most indices and stock funds came under pressure. The flight to quality in all kinds of securities was reinforced and magnified by more visible risks in a number of sectors.

A declining equity market hurt corporate bonds as investors began worrying about the likelihood of lower earnings. Companies with international exposure became a concern. Liquidity in the corporate bond market began to evaporate, as traders became reluctant to bid on corporate bonds. These factors pushed corporate bond spreads even wider, causing them to underperform U.S. Treasury securities.

In the pages that follow, the Fund's manager will give you information about how the economy and conditions within the market affected the Fund during this reporting period. The manager will specifically discuss your Advantus Fund's performance and share some strategies that were used to manage the Fund.

Meanwhile, continue investing for the long term. We believe that you will derive the greatest benefit by doing so. Be thoughtful about the diversification of your portfolio, and maintain a high quality portfolio. Consider putting a periodic investment program in place. It will help you weather volatility in the markets.

Sincerely,

/s/ William N. Westhoff
William N. Westhoff, President
Advantus Funds

ADVANTUS MONEY MARKET FUND
PERFORMANCE UPDATE

    [PHOTO]
WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER
The Advantus Money Market Fund is a
mutual fund designed for investors
seeking a high level of current income
consistent with preservation of capital
and liquidity. The Fund seeks to achieve its objective by concentrating investments in short-term money market instruments including U.S. Treasury
Bills, high grade commercial paper and
bank certificates of deposit.
  -Seeks to maintain stable net asset value.
  -Free checkwriting and telephone redemption.
  -Dividends declared daily and paid monthly.
INVESTMENT IN THE ADVANTUS MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

PERFORMANCE

For the year ended September 30, 1998, the Advantus Money Market Fund earned a total return of 4.78 percent.* The seven-day compound annual yield of the Fund was 4.71 percent* for the same period.

PERFORMANCE ANALYSIS

Under the weight of global financial stress U.S interest rates moved sharply lower for the year ended September 30, 1998. The yield on the three-month U.S. Treasury Bill declined 74 basis points, to yield just 4.36 percent at the Fund's fiscal year end. The Federal Reserve was forced into action in late September and lowered the Federal Funds rate by 25 basis points to 5.25 percent. This was their first change in monetary policy since their decision to raise rates by 25 basis points in March 1997. The decline in interest rates has lowered yields on money market portfolios, but they continue to provide excellent liquidity and stability in an otherwise volatile market.
Despite the global credit deterioration of Japanese banks, Asian issuers, European banks, Latin America bonds, and high yield U.S. corporate bonds; high quality U.S. corporate commercial paper issuers continue to offer excellent safety and liquidity. The Advantus Money Market Fund has 91 percent of assets invested in high quality corporate commercial paper.
The Fund holdings are well diversified over a variety of stable industries. The Fund is void of holdings in the much more volatile bank and brokerage sectors. Our goal throughout the period has been to maintain or extend the average days to maturity of the portfolio. In the Fund, the average days to maturity at period end was 56 days.

OUTLOOK

We will continue to purchase the highest quality commercial paper and seek to extend the average days to maturity in the Fund. In a falling interest rate environment, it is advantageous to lock in today's higher rates for as long a period as possible. The average days to maturity of the Fund will range from 55 to 70 days.
The Federal Reserve has made its initial move to lower short-term interest rates and this will be followed by quicker, more aggressive moves to lower rates. The Federal Reserve will need to pump liquidity into a deteriorating global financial situation to provide stability to nervous markets. The U.S. economic situation is beginning to show signs of slowing as both the global recession and the correction in the equity market begins to take its toll on U.S. growth. Over the next three to six months, money market yields will likely fall below 4.00 percent, but will offer investors the safe haven they may be looking for.

                                                                  ADVANTUS MONEY
                                                                     MARKET FUND
                                                              SEPTEMBER 30, 1998

                            AVERAGE DAYS TO MATURITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 NUMBER OF DAYS
10/7/97                  43
10/14/97                 44
10/21/97                 45
10/28/97                 45
11/4/97                  43
11/11/97                 52
11/18/97                 51
11/25/97                 49
12/2/97                  44
12/9/97                  43
12/16/97                 47
12/23/97                 45
12/30/97                 43
1/6/98                   37
1/13/98                  43
1/20/98                  46
1/27/98                  48
2/3/98                   47
2/10/98                  56
2/17/98                  55
2/24/98                  57
3/3/98                   57
3/10/98                  52
3/17/98                  52
3/24/98                  52
3/31/98                  51
4/7/98                   45
4/14/98                  39
4/21/98                  36
4/28/98                  47
5/5/98                   50
5/12/98                  53
5/19/98                  55
5/26/98                  51
6/2/98                   47
6/9/98                   51
6/16/98                  50
6/23/98                  51
6/30/98                  54
7/7/98                   47
7/14/98                  46
7/21/98                  43
7/28/98                  49
8/4/98                   48
8/11/98                  46
8/18/98                  49
8/25/98                  43
9/1/98                   46
9/8/98                   49
9/15/98                  54
9/22/98                  58
9/29/98                  53
9/30/98                  56

                            SEVEN-DAY COMPOUND YIELD*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PERCENTAGE
10/7/97          5.47%
10/14/97         4.86%
10/21/97         4.80%
10/28/97         4.76%
11/4/97          4.77%
11/11/97         4.80%
11/18/97         4.82%
11/25/97         4.84%
12/2/97          4.84%
12/9/97          4.86%
12/16/97         4.91%
12/23/97         4.85%
12/30/97         5.01%
1/6/98           4.98%
1/13/98          4.41%
1/20/98          4.78%
1/27/98          4.90%
2/3/98           4.92%
2/10/98          4.75%
2/17/98          4.82%
2/24/98          4.73%
3/3/98           4.70%
3/10/98          4.77%
3/17/98          4.73%
3/24/98          4.76%
3/31/98          4.74%
4/7/98           4.73%
4/14/98          5.40%
4/21/98          4.09%
4/28/98          4.71%
5/5/98           4.83%
5/12/98          4.75%
5/19/98          4.77%
5/26/98          4.99%
6/2/98           4.62%
6/9/98           4.80%
6/16/98          4.82%
6/23/98          4.77%
6/30/98          4.83%
7/7/98           4.86%
7/14/98          4.81%
7/21/98          4.69%
7/28/98          4.81%
8/4/98           4.83%
8/11/98          4.78%
8/18/98          4.79%
8/25/98          4.81%
9/1/98           4.75%
9/8/98           4.67%
9/15/98          4.82%
9/22/98          4.77%
9/29/98          4.74%
9/30/98          4.71%

The seven-day compound yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.
  *Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS MONEY MARKET FUND
INVESTMENTS IN SECURITIES

SEPTEMBER 30, 1998
(Percentages of each investment category relate to total net assets.)

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(a)
----------                                                                       ----------------
COMMERCIAL PAPER (91.0%)
  BASIC MATERIALS (19.0%)
    Agriculture Products (10.0%)
$1,290,000   Archer Daniels...................................  5.64%  11/10/98     $   1,282,082
 1,900,000   Archer Daniels...................................  5.48%  01/13/99         1,870,785
 3,000,000   Cargill, Inc.....................................  5.39%  02/12/99         2,941,824
                                                                                 ----------------
                                                                                        6,094,691
                                                                                 ----------------
    Chemicals (4.9%)
 1,596,000   EI DuPont De Nemours & Company...................  5.65%  10/23/98         1,590,583
 1,405,000   EI DuPont De Nemours & Company...................  5.66%  10/28/98         1,399,143
                                                                                 ----------------
                                                                                        2,989,726
                                                                                 ----------------
    Paper and Forest (4.1%)
   400,000   Kimberly Clark Corporation (c)...................  5.57%  11/18/98           397,089
 2,110,000   Kimberly Clark Corporation (c)...................  5.54%  12/08/98         2,088,447
                                                                                 ----------------
                                                                                        2,485,536
                                                                                 ----------------
  CAPITAL GOODS (2.4%)
    Electrical Equipment (2.4%)
 1,460,000   Emerson Electric Company.........................  5.58%  10/09/98         1,458,216
                                                                                 ----------------
  COMMUNICATION SERVICES (6.7%)
    Telephone (6.7%)
 1,100,000   Ameritech Corporation............................  5.51%  11/17/98         1,092,254
 3,000,000   Bellsouth Telecommunications.....................  5.57%  10/28/98         2,987,696
                                                                                 ----------------
                                                                                        4,079,950
                                                                                 ----------------
  CONSUMER CYCLICAL (15.3%)
    Photography/Imagery (4.3%)
 2,615,000   Xerox Corporation................................  5.60%  10/20/98         2,607,399
                                                                                 ----------------
    Publishing (9.3%)
   400,000   McGraw-Hill Company..............................  5.63%  11/06/98           397,792
 2,400,000   McGraw-Hill Company..............................  5.53%  02/04/99         2,355,048
 2,955,000   Tribune Company (c)..............................  5.48%  12/08/98         2,925,161
                                                                                 ----------------
                                                                                        5,678,001
                                                                                 ----------------
    Retail (1.7%)
 1,025,000   Toys R Us........................................  5.62%  10/22/98         1,021,699
                                                                                 ----------------
  CONSUMER STAPLES (11.2%)
    Beverage (1.6%)
 1,010,000   Coca-Cola Company................................  5.42%  12/09/98           999,747
                                                                                 ----------------

              See accompanying notes to investments in securities.

                                                      ADVANTUS MONEY MARKET FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(a)
----------                                                                       ----------------
  CONSUMER STAPLES--CONTINUED
    Entertainment (4.9%)
$  295,000   Walt Disney......................................  5.62%  10/05/98     $     294,819
 2,700,000   Walt Disney......................................  5.59%  11/06/98         2,685,188
                                                                                 ----------------
                                                                                        2,980,007
                                                                                 ----------------
    Household Products (4.7%)
 2,875,000   Colgate-Palmolive Company (c)....................  5.27%  12/04/98         2,848,674
                                                                                 ----------------
  ENERGY (3.1%)
    Oil & Gas (3.1%)
 1,885,000   Shell Oil........................................  5.54%  11/25/98         1,869,381
                                                                                 ----------------
  FINANCIAL (19.7%)
    Auto Finance (3.5%)
 2,150,000   General Motors Acceptance Corporation............  5.64%  11/19/98         2,133,848
                                                                                 ----------------
    Banks (4.8%)
 3,000,000   Norwest Financial................................  5.63%  02/09/99         2,940,614
                                                                                 ----------------
    Commercial Finance (2.1%)
 1,300,000   GE Capital Corporation...........................  5.72%  01/29/99         1,276,009
                                                                                 ----------------
    Consumer Finance (9.3%)
 2,890,000   American General Finance Corporation.............  5.65%  12/23/98         2,853,353
 2,175,000   Associates Corporation of America................  5.67%  11/25/98         2,156,580
   675,000   Ciesco LP (c)....................................  5.65%  10/22/98           672,812
                                                                                 ----------------
                                                                                        5,682,745
                                                                                 ----------------
  TECHNOLOGY (1.9%)
    Technology (1.9%)
 1,176,000   Motorola, Inc....................................  5.59%  10/13/98         1,173,844
                                                                                 ----------------
  UTILITIES (11.7%)
    Electric Companies (2.7%)
 1,640,000   Florida Power....................................  5.56%  10/27/98         1,633,530
                                                                                 ----------------
    Natural Gas (9.0%)
 1,400,000   Con Natural Gas..................................  5.58%  10/05/98         1,399,144
 1,315,000   Laclede Gas Company..............................  5.64%  10/20/98         1,311,152
 1,790,000   Laclede Gas Company..............................  5.59%  11/02/98         1,781,266

              See accompanying notes to investments in securities.

ADVANTUS MONEY MARKET FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                      MARKET
PRINCIPAL                                                                            VALUE(a)
----------                                                                       ----------------
  UTILITIES--CONTINUED
$  975,000   Nicor Incorporated...............................  5.59%  11/02/98     $     970,248
                                                                                 ----------------
                                                                                        5,461,810
                                                                                 ----------------
             Total commercial paper (cost: $55,415,427)........................        55,415,427
                                                                                 ----------------

U.S. GOVERMENT OBLIGATIONS (5.7%)
    U.S. Treasury (5.7%)
 1,835,000   US Treasury Bill.................................  5.078 - 5.166%  10/01/98    1,835,000
 1,640,000   US Treasury Bill.................................  4.907 - 4.967%  11/05/98    1,632,396
                                                                                          -----------
             Total U.S. goverment obligations (cost: $3,467,396)........................    3,467,396
                                                                                          -----------

OTHER SHORT-TERM SECURITIES (2.9%)
 1,773,272   Federated Prime Obligation Fund, current rate 5.47%...............    1,773,272
                                                                                 -----------
             Total short-term securities (cost: $1,773,272)....................    1,773,272
                                                                                 -----------
             Total investments in securities (cost: $60,656,095)(b)............  $60,656,095
                                                                                 -----------
                                                                                 -----------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 1 to the financial statements.
(b) Also represents the cost of securities for federal income tax purposes at September 30, 1998.
(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Board of Directors.

                                                      ADVANTUS MONEY MARKET FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                              SEPTEMBER 30, 1998

                       ASSETS
Investments in securities, at
 value--see accompanying schedule for
 detailed listing
 (identified cost: $60,656,095)........  $60,656,095
Cash in bank on demand deposit.........       85,962
Receivable for Fund shares sold........      511,533
Accrued interest receivable............       11,686
                                         -----------
    Total assets.......................   61,265,276
                                         -----------
                    LIABILITIES
Payable for Fund shares redeemed.......      301,643
Payable to Adviser.....................       49,932
Other payables.........................       12,417
                                         -----------
    Total liabilities..................      363,992
                                         -----------
Net assets applicable to outstanding
 capital stock.........................  $60,901,284
                                         -----------
                                         -----------
Represented by:
  Capital stock--authorized 10 billion
   shares of $.01 par value;
   outstanding 60,901,284 shares.......  $   609,013
  Additional paid-in capital...........   60,292,271
                                         -----------
    Total--representing net assets
     applicable to outstanding capital
     stock.............................  $60,901,284
                                         -----------
                                         -----------

                See accompanying notes to financial statements.

ADVANTUS MONEY MARKET FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1998

Investment income:
  Interest.............................  $3,185,849
                                         ----------
Expenses (note 3):
  Investment advisory fee..............     288,221
  Distribution fees....................     172,928
  Administrative services fee..........      36,800
  Transfer agent fees..................     149,913
  Custodian fees.......................      17,569
  Auditing and accounting services.....      16,500
  Legal fees...........................       5,325
  Bank fees............................      18,701
  Directors' fees......................       1,039
  Registration fees....................      46,902
  Printing and shareholder reports.....      46,135
  Insurance............................       4,950
  Other................................       8,619
                                         ----------
      Total expenses...................     813,602
  Less fees and expenses waived or
   absorbed:
    Distribution fees..................    (172,928)
    Other fund expenses................    (150,711)
                                         ----------
      Total fees and expenses waived or
      absorbed.........................    (323,639)
                                         ----------
      Total net expenses...............     489,963
                                         ----------
      Investment income--net...........   2,695,886
                                         ----------
  Net increase in net assets resulting
   from operations.....................  $2,695,886
                                         ----------
                                         ----------

                See accompanying notes to financial statements.

                                                      ADVANTUS MONEY MARKET FUND
                                             STATEMENTS OF CHANGES IN NET ASSETS
                                 FOR THE YEARS ENDED SEPTEMBER 30, 1998 AND 1997

                                             1998          1997
                                         ------------  ------------
Operations:
  Investment income--net...............  $  2,695,886  $  2,298,424
                                         ------------  ------------
      Increase in net assets resulting
       from operations.................     2,695,886     2,298,424
                                         ------------  ------------
  Distributions to shareholders from
   net investment income...............    (2,695,886)   (2,298,424)
                                         ------------  ------------
Capital share transactions at a
 constant net asset value of $1.00:
Proceeds from sales....................    90,768,754    95,544,918
Proceeds from issuance of shares as a
 result of reinvested dividends........     2,664,950     2,270,394
Payments for redemption of shares......   (87,023,337)  (87,277,056)
                                         ------------  ------------
      Increase in net assets from
       capital share transactions......     6,410,367    10,538,256
                                         ------------  ------------
      Total increase in net assets.....     6,410,367    10,538,256
Net assets at beginning of year........    54,490,917    43,952,661
                                         ------------  ------------
Net assets at end of year..............  $ 60,901,284  $ 54,490,917
                                         ------------  ------------
                                         ------------  ------------

                See accompanying notes to financial statements.

ADVANTUS MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The Advantus Money Market Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with preservation of capital and maintenance of liquidity.

    The significant accounting policies of the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    All securities are valued at the close of each business day. Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities are valued at amortized cost which approximates market value, in order to maintain a constant net asset value of $1.00.

    Security transactions are accounted for on the date the securities are purchased or sold. Interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Capital gains, if any, are paid annually.

(2) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1998, purchases of securities and proceeds from sales aggregated $302,824,661 and $295,937,921, respectively.

(3) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life), formerly known as The Minnesota Mutual Life Insurance Company. Under the agreement, Advantus Capital

                                                      ADVANTUS MONEY MARKET FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(3) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED) manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .50 percent.

    The Fund pays Minnesota Life a flat fee of $977 per month plus $1.50 per month per account for transfer agent fees and expenses. Effective October 26, 1998, the Fund's transfer agent is First Data Investor Services Group, Inc., (First Data).

    The Fund has adopted a Plan of Distribution relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Plan provides for a fee up to .30 percent of average daily net assets to be paid to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. Ascend is currently waiving all of the distribution fees from the Fund.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee, equal to $3,100 per month, to Minnesota Life for accounting, auditing, legal and other administrative services which Minnesota Life provides. Prior to February 1, 1998, the administrative services fee was $3,000 per month. Effective October 26, 1998, Minnesota Life became the shareholder services agent for the fund. Under the new shareholder and administrative services agreement, in addition to the administrative services fee, the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the year ended September 30, 1998, Advantus Capital voluntarily agreed to absorb $150,711 in expenses which were otherwise payable by the Fund.

    As of September 30, 1998, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole own 23,755,139 shares or 39.0 percent of the Fund's total shares outstanding.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $5,285.

(4) YEAR 2000 (UNAUDITED)
    In 1995, Minnesota Life began addressing computer systems requirements and applications to be Year 2000 ready. Based on a current study, Minnesota Life plans to spend approximately $14 million through 1999 to modify its computer information systems, enabling proper processing of transactions relating to the year 2000 and beyond. The Fund will not be charged for these expenses.

ADVANTUS MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(5) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                                                            PERIOD FROM
                                                                                            NOVEMBER 1,
                                                       YEAR ENDED SEPTEMBER 30,               1993 TO       YEAR ENDED
                                              ------------------------------------------   SEPTEMBER 30,   OCTOBER 31,
                                                1998       1997       1996      1995(a)       1994(b)          1993
                                              ---------  ---------  ---------  ---------  ---------------  ------------
Net asset value, beginning of period........  $   1.000  $   1.000  $   1.000  $   1.000     $   1.000      $    1.000
                                              ---------  ---------  ---------  ---------       -------     ------------
Income from investment operations:
  Net investment income.....................       .047       .046       .046       .049          .027            .025
                                              ---------  ---------  ---------  ---------       -------     ------------
    Total from investment operations........       .047       .046       .046       .049          .027            .025
                                              ---------  ---------  ---------  ---------       -------     ------------
Less distributions:
  Dividends from net investment income......      (.047)     (.046)     (.046)     (.049)        (.027)          (.025)
                                              ---------  ---------  ---------  ---------       -------     ------------
    Total distributions.....................      (.047)     (.046)     (.046)     (.049)        (.027)          (.025)
                                              ---------  ---------  ---------  ---------       -------     ------------
Net asset value, end of period..............  $   1.000  $   1.000  $   1.000  $   1.000     $   1.000      $    1.000
                                              ---------  ---------  ---------  ---------       -------     ------------
                                              ---------  ---------  ---------  ---------       -------     ------------
Total return (c)............................       4.78%      4.69%      4.74%      5.02%         2.73%           2.45%
Net assets, end of period (in thousands)....  $  60,901  $  54,491  $  43,953  $  36,107     $  25,719      $   23,106
Ratio of expenses to average daily net
 assets (d).................................        .85%       .85%       .85%       .85%          .85%(e)         .85%
Ratio of net investment income to average
 daily net assets (d).......................       4.68%      4.61%      4.64%      4.93%         2.95%(e)        2.45%

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Adviser and Distributor voluntarily waived or absorbed $323,639, $288,928, $261,733, $240,231, $222,862 and $210,392 in expenses for the years ended September 30, 1998, 1997, 1996 and 1995, the period ended September 30, 1994, and the year ended October 31, 1993, respectively. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.41%, 1.43%, 1.51%, 1.66%, 1.86% and 1.74%, respectively, and the investment income to average daily net assets would have been 4.12%, 4.03%, 3.98%, 4.12%, 1.94% and 1.56%, respectively.
(e) Adjusted to annual basis.

INDEPENDENT AUDITORS' REPORT

The Board of Directors
Advantus Money Market Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Money Market Fund, Inc. (the Fund) as of September 30, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the four years then ended, the period from November 1, 1993 to September 30, 1994 and for the year ended October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1998 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 6, 1998

ADVANTUS MONEY MARKET FUND
FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1998. Dividends for the 1998 calendar year will be reported to you on Form 1099-Div in late January 1999. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

PAYABLE DATE                                                                                                  PER SHARE
------------------------------------------------------------------------------------------------------------  ---------
Income distributions--taxable as dividend income, none qualifying for deduction by corporations
October 31, 1997............................................................................................  $   .0040
November 30, 1997...........................................................................................      .0039
December 31, 1997...........................................................................................      .0041
January 31, 1998............................................................................................      .0040
February 28, 1998...........................................................................................      .0036
March 31, 1998..............................................................................................      .0039
April 30, 1998..............................................................................................      .0038
May 31, 1998................................................................................................      .0040
June 30, 1998...............................................................................................      .0039
July 31, 1998...............................................................................................      .0040
August 31, 1998.............................................................................................      .0040
September 30, 1998..........................................................................................      .0038
                                                                                                              ---------
                                                                                                              $   .0470
                                                                                                              ---------
                                                                                                              ---------

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same class) just by calling our toll free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly from one Advantus Fund to another Advantus Fund (with identical registrations within the same class) to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

SPECIAL PURCHASE PLANS: Special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). The Automatic Investment Plan allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Traditional or Roth Individual Retirement Account or other qualified plan including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k), Money Purchase or Defined Benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the

Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every transaction you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use the Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., selects the Fund's investments.)

    Advantus Capital Management, Inc. manages twelve mutual funds containing $2.6 billion in assets in addition to $11.1 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 13 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-888-AFS-1838
                                (1-888-237-1838)

ASCEND FINANCIAL SERVICES, INC.                         BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48643 Rev. 11-1998